Exhibit 99.4

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☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	OCEAN SHORE HOLDING CO.

					For	Against	Abstain

SPECIAL MEETING OF STOCKHOLDERS		1.	Approval of the Plan of Conversion and Reorganization.		☐	☐	☐
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Steven E. Brady, Donald F. Morgenweck and Anthony J. Rizzotte, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Ocean Shore Holding Co. which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on January , 2009, at : a.m., local time, at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:		2.	The following informational proposals:
					For	Against	Abstain
			2a.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit the ability of stockholders to remove directors.	☐	☐	☐
			2b.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit business combinations with interested stockholders.	☐	☐	☐
			2c.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation requiring a super-majority vote to approve certain amendments to new Ocean Shore Holding’s certificate of incorporation.	☐	☐	☐
			2d.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of new Ocean Shore Holding’s outstanding voting stock.	☐	☐	☐
					For	Against	Abstain

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion.		☐	☐	☐
Please be sure to date and sign this proxy card in the box below.	Date		The Board of Directors Recommends that you vote “FOR” the above proposals.

Sign above

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the special meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the special meeting.

x	y

Ã    Detach above card, sign, date and mail in postage paid envelope provided.     Ã

OCEAN SHORE HOLDING CO.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding to you the attached GREEN voting instruction card for the purpose of conveying your voting instructions to Prudential Trust Company, the Trustee for the Ocean Shore Holding Co. Stock Fund (the “Employer Stock Fund”) of the Ocean City Home Bank Savings and Investment Plan (the “401(k) Plan”), on the proposals presented at the Special Meeting of Shareholders of Ocean Shore Holding Co. (the “Company”) on January __, 2009. Also enclosed is a Notice and Proxy Statement/Prospectus for the Company’s Special Meeting of Shareholders.

As a participant in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustee how to vote the shares of Company common stock credited to your account as of November __, 2008, the record date for the Special Meeting. To direct the Trustee how to vote the shares credited to your account, please complete and sign the enclosed GREEN voting instruction card and return it in the enclosed, postage-paid envelope no later than December 30, 2008. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Ocean City Home Bank.

As an employee of Ocean City Home Bank, you will receive a separate voting instruction card for each plan in which you are a participant. Please vote all of the cards you receive.

Sincerely,

Steven E. Brady
President and Chief Executive Officer

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☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	OCEAN CITY HOME BANK
SAVINGS AND INVESTMENT PLAN
VOTING INSTRUCTION CARD

						For	Against	Abstain

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON

BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes Prudential Trust Company, as trustee of the Ocean City Home Bank Savings and Investment Plan (“401(K) Plan”), to vote all shares of common stock of Ocean Shore Holding Co. credited to the undersigned in the 401(K) Plan and to which the undersigned is entitled to instruct the 401(K) Plan trustee to vote only at the Special Meeting of Stockholders, to be held on January     , 2008, at   :     a.m., local time, at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey and at any and all adjournments. The undersigned instructs the 401(K) Plan trustee to vote as follows:

		4 0 1 (K) P L A N	1.	Approval of the Plan of Conversion and Reorganization.		☐	☐	☐
			2.	The following informational proposals:
						For	Against	Abstain
				2a.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit the ability of stockholders to remove directors.	☐	☐	☐
				2b.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit business combinations with interested stockholders.	☐	☐	☐
				2c.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation requiring a super-majority vote to approve certain amendments to new Ocean Shore Holding’s certificate of incorporation.	☐	☐	☐
				2d.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of new Ocean Shore Holding’s outstanding voting stock.	☐	☐	☐

						For	Against	Abstain
			3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion.		☐	☐	☐
Please be sure to date and sign this voting instruction card card in the box below.	Date
Sign above				The Board of Directors Recommends that you vote “FOR” the above proposals.

x	y

Ã    Detach above card, sign, date and mail in postage paid envelope provided.    Ã

OCEAN SHORE HOLDING CO.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Please sign exactly as your name appears on this card.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.

Dear ESOP Participant:

On behalf of the Board of Directors, I am forwarding to you the attached BLUE voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Special Meeting of Shareholders of Ocean Shore Holding Co. (the “Company”) on January __, 2009. Also enclosed is a Notice and Proxy Statement/Prospectus for the Company’s Special Meeting of Shareholders.

As a participant in the Ocean City Home Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account as of November __, 2008, the record date for the Special Meeting.

The Trustee will vote all allocated shares of Company common stock as directed by participants. The Trustee will vote unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

To direct the ESOP Trustee how to vote the shares of common stock allocated to your ESOP account, please complete and sign the enclosed BLUE voting instruction card and return it in the enclosed, postage-paid envelope no later than December 30, 2008. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Ocean City Home Bank.

As an employee of Ocean City Home Bank, you will receive a separate voting instruction card for each plan in which you are a participant. Please vote all of the cards you receive.

Sincerely,

Steven E. Brady
President and Chief Executive Officer

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☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	OCEAN CITY HOME BANK
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION CARD

						For	Against	Abstain

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON

BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes First Bankers Trust Services, Inc., as trustee of the Ocean City Home Bank Employee Stock Ownership Plan (“ESOP”), to vote all shares of common stock of Ocean Shore Holding Co. allocated to the undersigned in the ESOP and to which the undersigned is entitled to instruct the ESOP trustee to vote only at the Special Meeting of Stockholders, to be held on January     , 2009, at     :     a.m., local time, at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey and at any and all adjournments. The undersigned instructs the ESOP trustee to vote as follows:

		E S O P	1.	Approval of the Plan of Conversion and Reorganization.		☐	☐	☐
			2.	The following informational proposals:
						For	Against	Abstain
				2a.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit the ability of stockholders to remove directors.	☐	☐	☐
				2b.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit business combinations with interested stockholders.	☐	☐	☐
				2c.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation requiring a super-majority vote to approve certain amendments to new Ocean Shore Holding’s certificate of incorporation.	☐	☐	☐
				2d.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of new Ocean Shore Holding’s outstanding voting stock.	☐	☐	☐

						For	Against	Abstain

			3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion.		☐	☐	☐
Please be sure to date and sign this voting instruction card card in the box below.	Date
Sign above				The Board of Directors Recommends that you vote “FOR” the above proposals.

x	y

Ã    Detach above card, sign, date and mail in postage paid envelope provided.    Ã

OCEAN SHORE HOLDING CO.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Please sign exactly as your name appears on this card.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.

Dear Stock Award Recipient:

On behalf of the Board of Directors, I am forwarding to you the attached YELLOW voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”), on the proposals presented at the Special Meeting of Shareholders of Ocean Shore Holding Co. (the “Company”) on January     , 2009. Also enclosed is a Notice and Proxy Statement/Prospectus for the Company’s Special Meeting of Shareholders.

You are entitled to vote all unvested shares of restricted Company common stock awarded to you under the 2005 Equity Incentive Plan (“Incentive Plan”) that are unvested as of November     , 2008, the record date for the Special Meeting. To direct the Trustee how to vote these shares of Company common stock held in the Incentive Plan Trust, please complete and sign the enclosed YELLOW voting instruction card and return it in the enclosed, postage-paid envelope no later than December 30, 2008. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Ocean City Home Bank.

As an employee of Ocean City Home Bank, you will receive a separate voting instruction card for each plan in which you are a participant. Please vote all of the cards you receive.

Sincerely,

Steven E. Brady
President and Chief Executive Officer

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☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	VOTING INSTRUCTION CARD

					For	Against	Abstain

SPECIAL MEETING OF STOCKHOLDERS

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON

BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes First Bankers Trust Services, Inc., as the holder of record and custodian of all unvested restricted shares of Ocean Shore Holding Co. common stock awarded under the 2005 Equity Incentive Plan (“Incentive Plan”) to vote all shares of common stock awarded to the undersigned under the Incentive Plan that are unvested and to which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on January     , 2009, at     :     a.m., local time, at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey and at any and all adjournments thereof. The undersigned instructs First Bankers Trust Services, Inc. to vote as follows:

		1.	Approval of the Plan of Conversion and Reorganization.		☐	☐	☐
		2.	The following informational proposals:
					For	Against	Abstain
			2a.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit the ability of stockholders to remove directors.	☐	☐	☐
			2b.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit business combinations with interested stockholders.	☐	☐	☐
			2c.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation requiring a super-majority vote to approve certain amendments to new Ocean Shore Holding’s certificate of incorporation.	☐	☐	☐
			2d.	Approval of a provision in new Ocean Shore Holding’s certificate of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of new Ocean Shore Holding’s outstanding voting stock.	☐	☐	☐

					For	Against	Abstain

		3.	Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion.		☐	☐	☐
Please be sure to date and sign this voting instruction card card in the box below.	Date
Sign above			The Board of Directors Recommends that you vote “FOR” the above proposals.

x	y

Ã    Detach above card, sign, date and mail in postage paid envelope provided.    Ã

OCEAN SHORE HOLDING CO.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Please sign exactly as your name appears on this card.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.